Exhibit 99
This presentation is not complete without the accompanying statements made by management on  April 4, 2007. A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.
PG&E Corporation:
     Preparing For the Future
Investor Conference
April 4, 2007

New York, NY

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, projected cash available for dividends, anticipated dividend growth, and liquidity targets, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, costs and savings anticipated to result the implementation of business transformation initiatives, future electricity resources, energy efficiency funding levels, and forecasted electricity and natural gas sales over the 2007 to 2011 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period, and that the Utility earns an authorized return on equity of 11.35%.  These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

the Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas operations;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

the ability of the Utility to timely complete its planned capital investment projects;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s (CAISO), new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and
•

other factors discussed in PG&E Corporation’s SEC reports.
Cautionary Statement Regarding Forward-Looking
Information

Preparing For the Future
Peter Darbee
Chairman, CEO and President
PG&E Corporation

Key Takeaways From Today’s Discussion
•

PG&E’s strategy is positioned for success
•

We have a high-performance management team
   with a competitive mindset
•

PCG is a core utility holding that is delivering strong
   growth at low risk

Agenda For Today
•

Setting the stage for the future
•   Core and emerging growth strategies
   Q&A and Break
•   Operational excellence and investment
•   Providing attractive shareholder returns
•   Conclusion
    Q&A

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
United States
Delighted   Energized    Rewarded
   customers  employees  shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision
PG&E Vision

Our Business Strategy

•

Competitive customer focus
•

Operational excellence
•

Regulatory alignment
•

Environmental leadership
•

Community involvement

Business Priorities For 2006 And 2007:
•

Advance business transformation
•

Provide attractive shareholder returns
•

Increase investment in utility infrastructure
•

Implement an effective energy procurement plan
•

Improve reputation through more effective
   communications
•

Evaluate the evolving industry and related investment
   opportunities

✓	Transformation	• Strategic sourcing • Resource Management Centers • PG&E Tomorrow
✓	Infrastructure investment	• Distribution and transmission infrastructure • SmartMeterTM project • 2007 GRC decision
✓	Energy procurement	• RPS contracts • New conventional resources
✓	Improve reputation	• NRDC Award • J.D. Power improvement • Media
✓	Shareholder returns	• 2006 financial results • Stock price performance
Delivering On Our Promises

Experienced leaders joined the team in 2006:
Hyun Park
SVP & General Counsel
PG&E Corporation
Jack Keenan
SVP, Generation & Chief Nuclear Officer
Pacific Gas and Electric Company
Helen Burt
SVP & Chief Customer Officer
Pacific Gas and Electric Company
Bill Morrow
President & Chief Operating Officer
Pacific Gas and Electric Company
A Diverse Leadership Team

Core And Emerging Growth
Strategies
Tom King
Chief Executive Officer
Pacific Gas and Electric Company

Well-Positioned For Growth
•

Constructive regulatory environment and a record of
   accomplishment
•

Strong core investment opportunities
•

Emerging growth strategies

Recent Regulatory Accomplishments
Positive results and foundation for growth:
•

2007 General Rate Case
•

SmartMeterTM system approval
•

$1.3 billion of new utility-owned generation cap ex
•

PPAs for renewable and conventional resources
•

Electric transmission rate cases - TO8 & TO9
•

Core gas hedging

•

Strategic view of supply and long-term contracts
•

Long-term hedging for winter price protection
•

Additional gas transportation and storage capacity
•

Proposed Gas Accord IV for rate stability from 2008
   to 2010
Strategy For Natural Gas Stability

Preferred Loading Order
PG&E’s resource investment strategy is aligned with
California’s Energy Action Plans:
1.

 Energy Efficiency
2.

 Demand Response
3.

 Renewable Resources
4.

 Distributed Generation
5.

 Conventional Resources

Over the past 30 years, California per capita energy use has remained relatively flat compared to the 50% increase in US per capita energy use.
Source: California Energy Commission
California’s Success With Energy Efficiency
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
US
CA
Western Europe

Keys To Energy Efficiency Success
•

Decoupled revenue and sales
•

Commitment by and involvement of utilities, regulators,
    customers, and other stakeholders to improve the environment
•

Aggressive efficiency improvements in building codes and
   appliance standards
•

Manufacturers and distributors included in efficiency efforts

1500
1250
1000
750
500
250
0
2004
2005
2006
2007
2008

•

About half of expected load growth will be met by energy efficiency
•

PG&E’s budget and goals for 2006-2008:
▪

Overall energy efficiency budget             $975 million
▪

PG&E filed goals                                    613 MW; 3,063 GWh; 47 MM therms
GWh Savings:  Historic and Target
PG&E’s Energy Efficiency Programs

1800
1600
1400
1200
1000
800
600
400
200
0
2004
2005
2006
2007
2008
2009
2010
2011
Existing
New
SmartMeter™ program

MWs
Demand response impacts expected to double from 2007
Actual and Projected Capacity Savings from Demand Response Programs
Demand Response Programs

25
20
15
10
5
0
Percentage of projected load
2006
2007
2008
2009
2010
2011
Projected Contracts
Under Contract
Deliveries

Wind
11%
Small hydro
35%
Geothermal
20%
Biopower
34%

* 2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
Projected Deliveries Plus Contracts*
2006 deliveries comprised of:
•

Renewable Portfolio Standard target is 20% by 2010
Renewable Resource Procurement

Renewable QFs 6%
Other Renewable Resources 3%
Irrigation Districts * 5%
Non-Renewable QFs 15%
DWR 27%
Existing Utility Owned * 35%
Flexible Market Based Resources 9%

New Renewables ** 7%
Other Renewable Resources 5%
Renewable QFs 6%
Irrigation Districts * 4%
Non-Renewable QFs 15%
DWR 1%
Existing Utility Owned * 33%
Gateway, Colusa, Humboldt 5%
New All-Source Resources ** 5%
Flexible Market Based Resources 19%

*Over  20% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts, and other sources.
** May include utility-owned resources.

* Approximately 13% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts and other sources.
2007 Projected Sources of Energy
85,500 GWh
2012 Projected Sources of Energy
89,900 GWh
•

Energy efficiency expected to meet half of future load growth
•

Growth in renewable resources and resources with operating flexibility
•

Growth in utility ownership
Long-Term Electric Resources

PPAs Counterparty/Facility	Size (MW)	Target Operational Date	Contract Term (years)
Calpine Hayward	601	2010	10
EIF Firebaugh	399	2009	20
Starwood Firebaugh	118	2009	15
EIF Fresno	196	2009	20
Tierra Energy Hayward	116	2009	20
Total	1,430
Facility	Size (MW)	Status	Target Operational Date	Estimated Capital Costs
Gateway	530	broken ground	2009	$370 million
Humboldt Bay	163	permitting	2009	$239 million
Colusa	657	permitting	2010	$673 million
Total	1,350			$1,282 million
New Generation Resources: Utility-Owned &
Conventional Power Purchase Agreements

Date	Action	Phase
Dec 2006	PG&E files Long-Term Procurement Plan	Planning (1 year)
2007	CPUC decision approving plan
TBD	PG&E issues Long-Term Request for Offers (LTRFO)	Procurement and Approval (1½ years)
PG&E files selected contracts for CPUC approval
CPUC approves contracts
2011-2014	Projects begin operation	Development and Construction (2½ to 3½ years)
PG&E requested authorization to procure up to 2,300 MW of new generation resources starting in 2011.
2006 Long-Term Procurement Plan

Core Growth Opportunities
•

Electric resource requirements
•

Pipelines to access gas supplies
•

Storage opportunities for emerging LNG supply
   sources
•

Electric transmission growth to reach renewable
   resources

Changing Legislative Environment for GHG
Recent greenhouse gas legislation:
•

California global warming legislation enacted in 2006
•

Federal legislation expected in 2 to 4 years
PG&E supports:
•

Mandatory market-based approach
•

Encouraging action before full regulatory implementation
•

Recognition of investments made
•

Pursuit of all cost-effective reductions in greenhouse gases
•

International cooperation

2004 CO2 Emissions (Tons)
All Source CO2 Emissions Rate (lbs/MWh)
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2,500.00
2,000.00
1,500.00
1,000.00
500.00
AEP
SO
XEL
AEE
CIN
FIX
PGN
TPL
Average
DUK
FE
AYE
AES
DTE
CNP
UPN
PPL
CEG
PNW
TE
EXC

*   Comparison companies selected by Innovest.  Data include emissions of regulated and unregulated plants.
2004 is the most recent data available.
2004 CO2 Emissions and Emission Rates*
Source:  Innovest
Relative Generation CO2 Emissions Rates

Emerging Growth Opportunities
PG&E is looking ahead to the future of utility services
•

Clean/renewable fuel technologies
•

Smart Energy Web
•

Plug-in anywhere technologies
•

Sustainable Energy Communities

Home is:          Downloading
Personal PV:    5 kW
Grid Choice:    Green
E Rate:            5 kW/hr
$ Rate:             $1.00/hr
Backup:   100% (72 hours)
Change Options?
Car
Sum.
Mix
Home
New Utility Services:  Personal, Portable, Clean

Focus On Growth
•

Maintain a constructive regulatory environment
•

Track record of delivery on commitments
•

Pursue growth opportunities

Operational Excellence
Bill Morrow
President and Chief Operating Officer
Pacific Gas and Electric Company

Improve
processes,
capabilities, and
systems that
increase our
agility and
timeliness; and
do it right the first
time
EASY
RELIABLE
VALUE
ENVIRONMENT
EXECUTION
Easy to do
business with
PG&E as a
preferred
provider of
energy
services
Ensure the
reliability of our
services to
meet customer
needs
Reduce our cost
structure and
enhance
services to
bring better
value to
customers and
shareholders
Deploy alternative
energy sources
and practices that
protect our
environment
Disciplined And Focused Approach To Excellence

•

Industry-leading culture
•

Leadership skills
•

Management
   disciplines
•

Streamlined systems
EASY
RELIABLE
VALUE
ENVIRONMENT
EXECUTION
•

Customer
   segmentation
•

Account
  management
•

Bill redesign
•

Payment
   channels and
   options
•

Product
   management
   and development
•

New gas-fired
   generation
•

Gas hedging
•

Electric operations
   centralization and
   automation
•

Distribution and
   transmission
   infrastructure
   investment
•

Restoration
   management
•

Asset optimization
•

Strategic sourcing
•

SmartMeterTM Project
•

Time of use tariffs
•

Regulatory
   relationships
•

Customer Energy
   Efficiency
•

Renewable energy
   contracts
•

Stewardship of land,
   vegetation and water
   resources
Building From Transformation

Operational Results Delivered
•

Customer satisfaction - J.D. Power Associates surveys
▪

Electric Business Customer Satisfaction improved from 4th quartile to 1st quartile (2nd in the nation)
▪

Gas Business Customer Satisfaction improved from 4th quartile to 1st quartile (4th in the nation)
•

Environment
▪

National Resources Defense Council (NRDC) Environmental Leadership award
▪

Best practices in vegetation management
▪

Exceeded our energy efficiency goals
•

Operational excellence in generation
▪

Diablo Canyon record-setting generation year - about 18,500 gigawatt hours
▪

Improved hydro system safety by 60% - safest year in recent history
•

Supply chain management
▪

Over $100 million in run-rate savings
▪

Exceeded our supplier diversity goal of over 20%

	Percentage weight	2007 Targets
Earnings from Operations ($M) (Measurement of earnings from ongoing core operations)	50%	See note 1
J.D. Power Customer Satisfaction Index (Composite of J. D. Power residential and business customer surveys)	20%	676
Business Transformation Performance (Composite of various Transformation metrics)	20%	1.0
Employee Satisfaction Survey (Measurement of employee engagement at PG&E)	5%	66%
Safety Performance (Measurement of occupational injury or illness based on OSHA Recordables)	5%	4.50
1 Internal target is not publicly reported but is consistent with our public guidance for 2007 EPS from operations.
2007 employee incentive plan is aligned with our goals:
Delighted Customers, Energized Employees and Rewarded Shareholders
2007 Incentive Plan Metrics

Providing Attractive Shareholder
Returns
Chris Johns
Senior Vice President and CFO
PG&E Corporation

Financial Objectives
•

First quartile EPS growth
•

Invest in needed infrastructure
•

Generate strong cash flow
•

Ensure adequate liquidity

Financial Drivers And Assumptions
•

Utility earns at least its 11.35% authorized return on equity;
    electric transmission earns at least 12%
•

Ratemaking capital structure is maintained at 52% equity
•

A “baseline” level of Transformation savings have been
    included in our projections
•

Resolution of FERC Generator Claims could result in additional financing requirements
•

Capital expenditure forecast reflects projects that are highly likely or already approved

Capital Expenditure Outlook ($MM)

3,000
2,000
1,000
0
2007
2008
2009
2010
2011

	2007	2008	2009	2010	2011
Common Plant	$355	$260	$231	$254	$243
Gas Transmission	$165	$195	$221	$91	$105
Electric Transmission	$564	$807	$502	$690	$651
Generation	$878	$754	$392	$954	$196
Distribution	$1,421	$1,389	$1,190	$1,126	$1,024
Total	**$3,184**	**$3,206**	**$2,537**	**$3,115**	**$2,219**

Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$24
$22
$20
$18
$16
$14
$12
$15.9
$17.0
$18.7
$20.8
$22.3
$23.3
2006
2007
2008
2009
2010
2011

* Projected 2007-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from
the second series of the Energy Recovery Bonds.   Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the utility's equity ratio and by its equity return.  The carrying cost credit declines to zero when the taxes are fully paid in 2012.
Rate Base Growth

Year	Gross Costs	Gross Benefits	Percentage
2005	$125 MM	$20 MM	15%
2006	$265 MM	$175 MM	65%
•

2006 benefits result from initiatives that were
    implemented in 2005 and 2006
•

Net benefits anticipated as early as 2008 and
    beyond
Business Transformation Progress
Benefits from Transformation are increasingly
offsetting the costs:

$400
$300
$200
$100
$0
($100)
($200)
2007
2008
2009
2010
2011

Net Cost Range	Net Benefit Range
Projected Transformation Net Expense Savings ($MM)
Transformation Expense Savings

$400
$300
$200
$100
$0
($100)
($200)
2007
2008
2009
2010
2011

Net Cost Range	Net Benefit Range
Projected Transformation Net Capital Expenditure Savings ($MM)
Transformation Capital Expenditure Savings

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

* Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008
  EPS Guidance available in Appendix and at www.pge-corp.com
EPS from Operations*
EPS Guidance
EPS from Operations*:    2007 guidance of $2.70-$2.80 per share
                                      2008 guidance of $2.90-$3.00 per share

                           8%

Percent Long-term EPS Growth
12
10
8
6
4
2
0
PG&E CORP
CENTERPOINT ENERGY
FPL GROUP
ENTERGY
AMEREN CORPORATION
AMERICAN ELEC PWR
SOUTHERN COMPANY
XCEL ENERGY
PINNACLE WEST
PROGRESS ENERGY
NISOURCE INC
TECO ENERGY
CONSOLIDATED EDISON

Survey of analyst estimates of EPS growth:
Source:  Thomson IBIS long-term EPS Growth Consensus Estimate Median
EPS Growth - Comparator Group
EPS from operations annual growth targeted to average 8% for
2007 - 2011

$MM
1,200
1,000
800
600
400
200
0
(200)
2007
2008
2009
2010
2011
Guidance Range

Reg G reconciliation to GAAP for Cash Available for Dividends/Repurchases available in the Appendix and at www.pge-corp.com.
Projected Cash Available for Dividends/Repurchases
(after Cap Ex)

Dividend Policy
•

Objectives:
▪

Flexibility
▪

Sustainability
▪

Comparability
•

Payout ratio range of 50% - 70%
•

Growth balanced with funding for additional investment
    opportunities
•

Dividend growth is expected to be generally in line with the growth in EPS from Operations

Summary
•

Approved infrastructure investment
•

Transformation upside
•

First quartile EPS growth

Conclusion
Peter Darbee

PG&E is raising the bar and setting aggressive goals
to achieve its objective to be the leading utility in the
United States with:
•

a business strategy positioned for success
•

a high performance team with a competitive
   mindset
•

strong growth at low risk
The Future is Now

Speaker Biographies

Speaker Biographies
PETER A. DARBEE
Chairman of the Board, Chief Executive Officer and President
PG&E Corporation
Peter Darbee, a veteran of the energy, telecommunications, and investment banking industries, is
Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation.  Based in San
Francisco, PG&E Corporation is a $34 billion energy-based holding company that owns Pacific Gas and Electric Company, one of the largest combination natural gas and electric utilities in the United
States. The utility serves 15 million people throughout a 70,000-square-mile service area in Northern and Central California.
Darbee, 54, joined PG&E Corporation in 1999 as Senior Vice President and Chief Financial Officer.
Prior to that, he was Vice President and Chief Financial Officer of Advance Fibre Communications Inc.
(AFC), a telecommunications manufacturer of digital loop carrier systems. Before joining AFC, he was
Vice President, Chief Financial Officer, and Controller of Pacific Bell.
Darbee previously was an investment banker with Goldman Sachs, where he was Vice President and co-head of the company's energy and telecommunications group. He also held positions at Salomon
Brothers and AT&T.
Darbee earned his bachelor's degree in economics from Dartmouth College and an M.B.A. from the
Amos Tuck School of Business at Dartmouth. He has also successfully completed the Nuclear Reactor
Technology Program at the Massachusetts Institute of Technology.
Darbee is a Director of PG&E Corporation and Pacific Gas and Electric Company. He also is active in numerous civic and community organizations, including The Business Council, the California Business
Roundtable, the California Commission for Jobs and Economic Growth, the San Francisco committee on JOBS, and the Board of Governors of the San Francisco Symphony.

Speaker Biographies
THOMAS B. KING
Chief Executive Officer
Pacific Gas and Electric Company
Tom King is Chief Executive Officer of Pacific Gas and Electric Company. Before joining the utility in
2003, King served as Senior Vice President of PG&E Corporation, and as President of PG&E National
Energy Group.
King, 45, has more than 20 years of experience in the energy industry. He joined PG&E Gas
Transmission as president in 1998, and prior to coming to PG&E, served as president and chief operating officer of Kinder Morgan Energy Partners, L.P. He previously spent eight years with Enron
Corporation in a series of senior operating positions with its affiliates, Enron Liquid Services
Corporation, Northern Natural Gas Company, Transwestern Pipeline Company and Northern Border
Pipeline Company. He also held positions at Cabot Corporation’s natural gas unit, Cabot Transmission
Corporation, and the Panhandle Eastern Corporation.
King earned a bachelor’s degree in business administration from Louisiana State University and is a graduate of the University of Michigan’s executive management program. King also attended the
Nuclear Reactor Technology Program at the Massachusetts Institute of Technology.
King sits on the Boards of the American Gas Association, Accenture Energy Advisory Board, Nuclear
Energy Institute and the Museum of the African Diaspora, San Francisco.  He also serves as a Director for the California Chamber of Commerce and the Bay Area Council.

Speaker Biographies
WILLIAM T. MORROW
President and Chief Operating Officer
Pacific Gas and Electric Company
Bill Morrow is President and Chief Operating Officer of Pacific Gas and Electric Company.
Morrow, 47, has more than 26 years of management experience in the telecommunications industry.
Prior to joining PG&E in 2006, Morrow spent more than a decade as a senior executive with Vodafone working on three different continents, where he served as CEO of Vodafone’s Europe region, President of Vodafone Japan, CEO of Vodafone UK, and President of Japan Telecom.
Morrow began his career with a 15-year tenure at AT&T (then Pacific Telephone and later Pacific Bell).
He began as a technician climbing telephone poles and quickly advanced through the management ranks, successfully leading various engineering and operational organizations.  His final position at
Pacific Bell was Director of Data Products, where he managed the statewide operations that provided the backbone for California’s information superhighway.
Morrow’s leadership style and management experience have earned him a strong reputation for successfully turning around large companies, executing significant mergers and acquisitions, and using innovation to deliver results in challenging environments.
Morrow earned an electrical engineering degree as well as a business administration degree from
National University.  He has also completed several executive management programs including certificates from Duke University and Wharton Business School.

Speaker Biographies
CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer and Treasurer
PG&E Corporation and Pacific Gas and Electric Company
Chris Johns is Senior Vice President, Chief Financial Officer and Treasurer for both PG&E Corporation and Pacific Gas and Electric Company.
Johns, 46, oversees the financial activities of the $34 billion company including accounting, treasury, tax, business and financial planning, and investor relations.
Johns joined Pacific Gas and Electric Company in 1996 as Vice President and Controller, and became
Controller of PG&E Corporation when it was formed in January 1997. Later that year, he was promoted to Vice President and Controller. Johns was named Senior Vice President and Controller in September
2001 and elected Chief Financial Officer in January 2005.  He assumed his current position in October
2005.
Before joining PG&E Corporation, Johns was a partner in KPMG Peat Marwick LLP.
Johns earned a bachelor’s degree in accounting from the University of Notre Dame. He has also successfully completed the Nuclear Reactor Technology Program at the Massachusetts Institute of
Technology.
He is a Certified Public Accountant in the states of California and Florida, and is a member of the
Financial Executives Institute.  He also serves on the Board of Trustees for the San Francisco Ballet.

Additional Biographies
THOMAS E. BOTTORFF
Senior Vice President, Regulatory Relations
Pacific Gas and Electric Company
Tom Bottorff is Senior Vice President, Regulatory Relations, at Pacific Gas and Electric Company. He
oversees the following areas:  Energy Revenue Requirements, Operations Revenue Requirements,
Rates and Tariffs, Regulatory Relations, Electric Transmission Rates, Regulatory Strategy and
Analysis, and the strategic planning components of the utility’s Local Office Transformation initiative.
Bottorff is responsible for developing, coordinating and managing policy with state and regulatory agencies, including the California Public Utilities Commission (CPUC), the Federal Energy Regulatory
Commission (FERC), and the Independent System Operator (ISO). He also is responsible for developing and filing rate proposals with the CPUC and FERC, and for oversight of the company’s gas and electric tariffs.
Bottorff joined PG&E in 1982 and has served in a number of regulatory, rates, and customer service areas prior to his current assignment. Before joining the utility, he was a power supply analyst for the
Nuclear Regulatory Commission in Washington, D.C. He has also developed and built over 25 new homes in Northern California.
Bottorff received a Bachelor of Science degree in Electrical Engineering from the University of
California, Berkeley, and a Master of Science degree in Engineering Economic Systems from Stanford
University. He holds both general building and engineering contractor licenses in the state of
California.

HELEN A. BURT
Senior Vice President and Chief Customer Officer
Pacific Gas and Electric Company
Helen Burt is Senior Vice President and Chief Customer Officer of Pacific Gas and Electric Company.
Burt is responsible for all marketing and customer care functions at PG&E.  Organizational responsibility includes marketing and customer insight, product development, sales and services as well as all call center, credit and billing operations, meter reading and credit operations, and field gas and electric services.  She is also responsible for the company’s $1.47 billion SmartMeter™ project, designed to deploy 10 million advanced meter devices, as well as the company’s energy efficiency, solar and demand response portfolio.
Burt is an experienced customer executive with 27 years of experience at TXU (previously known as
Texas Utilities). She began her career at TXU as a customer service representative and concluded it as
Vice President, Customer Billing and Operations at TXU Energy, with responsibility for all gas and electric customer service and a 2,000-person organization. Most recently, she worked with Bass and
Company Management Consultants assisting energy and water industries with business process re-engineering, large-scale organizational change and technology integration to improve customer points of contact.
Burt holds a bachelor’s degree in biology from Midwestern State University in Wichita Falls, Texas.  She
is active in numerous community and professional organizations.  She has also been active in non-profit support for urban education and is a 2004 Fellow in the Broad Urban Superintendents Academy.
Additional Biographies

ROY KUGA
Vice President, Energy Supply
Pacific Gas and Electric Company
Roy Kuga oversees the commercial transactions related to the procurement of gas and electricity commodities for PG&E's core gas and bundled electric service customers.  Commercial transactions include short, medium and/or long-term power purchase agreements for new renewables, new natural gas fired resources and existing resources, and the development or acquisition of new utility-owned generation.  His responsibilities include the procurement of supporting services such as gas storage, gas transportation, electric transmission rights, reserves, ancillary services and financial hedges.  Kuga also oversees the daily dispatch and scheduling of resources and the implementation of the California Independent System Operator's proposed
Market Redesign and Technical Update.
Kuga first joined PG&E in 1978 and has spent much of his career at the utility in the resource planning, generation, power contracting and strategic planning fields.  Prior to his current role,
Kuga was responsible for retail and wholesale market redesign and integrated demand and supply side planning to ensure reliable supplies of gas and electricity for the future, and was Lead Director for Gas and Electric Supply for four years.  He was previously with Chevron and GTE.
Kuga received a Bachelors of Science degree in electrical engineering and a Bachelor of Arts degree in math both from the University of Hawaii, and a Master of Science degree in operations research from Stanford University.  He is a registered professional engineer in the state of
California.  Kuga also serves as a board member for the Chabot Space and Science Center in
Oakland, California.
Additional Biographies

HYUN PARK
Senior Vice President and General Counsel
PG&E Corporation
Hyun Park is Senior Vice President and General Counsel for PG&E Corporation.
Park is responsible for leading and directing the legal function for PG&E Corporation and its businesses, including its principal subsidiary, Pacific Gas and Electric Company. Park’s major responsibilities include oversight of all regulatory and securities law compliance, litigation strategy, and all legal matters related to significant corporate transactions, as well as corporate governance and the corporate secretary functions.
Prior to joining PG&E Corporation in 2006, he was Vice President, General Counsel and Secretary at
Allegheny Energy, Inc., in Greensburg, Pennsylvania.  Park previously served as Senior Vice President,
General Counsel, and Secretary of Sithe Energies, Inc., in New York, New York. He also was a partner with the law firm of Latham & Watkins, where he specialized in corporate transactions and finance.
Park is a graduate of Harvard Law School. In addition, he holds a graduate degree in economics from
Oxford University and a bachelor’s degree in economics from Columbia College. He is a member of the
State Bar of California.
Additional Biographies

Additional Biographies
GABRIEL B. TOGNERI
Vice President, Investor Relations
PG&E Corporation
Gabe Togneri is Vice President, Investor Relations for PG&E Corporation. With more than 25 years of experience in energy and finance, Togneri is responsible for providing the investment community with information about the Corporation and its performance.
Togneri joined Pacific Gas and Electric Company, the Corporation's utility unit, in 1977 and has held a number of positions in the areas of sales forecasting, corporate planning, financial planning, financing, and cash management. He was named Assistant Treasurer in 1994 and joined PG&E Corporation in
1997. He assumed his current position as Vice President, Investor Relations in 2000.
Togneri received a bachelor's degree in mathematics from the University of California, Davis, and holds master's degrees in statistics, operations research, and business administration from the University of
California, Berkeley. He is a member of the Board of Directors of the National Investor Relations
Institute's San Francisco Chapter.

Appendix
Investor Conference
April 4, 2007
New York, NY

2
This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, projected cash available for dividends, anticipated dividend growth, and liquidity targets, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, costs and savings anticipated to result the implementation of business transformation initiatives, future electricity resources, energy efficiency funding levels, and forecasted electricity and natural gas sales over the 2007 to 2011 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period, and that the Utility earns an authorized return on equity of 11.35%.  These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

the Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas operations;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

the ability of the Utility to timely complete its planned capital investment projects;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s (CAISO), new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and
•

other factors discussed in PG&E Corporation’s SEC reports.
Cautionary Statement Regarding Forward-Looking
Information

3
Pacific Gas and Electric Company (PG&E)
•

Provides energy to nearly 1 in 20 people in the U.S.
•

70,000 square-mile service territory
•

Four main operational units:
▪

Electric and gas distribution
▪

Electric transmission
▪

Gas transmission
▪

Electric generation

4
(1)    Authorized revenues = operating costs + (rate of return x rate base)
        Rate base = net plant ± adjustments to approximate invested capital
Electric And Gas Distribution
Business Scope
•

Retail electricity and natural gas distribution service (construction, operations and maintenance)
•

Customer services (call centers, meter reading, billing)
•

5.1 million electric and 4.2 million gas customer accounts
•

Service territory covers 70,000 square miles and 47 counties
Primary Assets
•

$10.3 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•

California state regulation (CPUC)
•

Cost of service ratemaking (1)
•

Revenues stabilized by sales balancing accounts

Malin
Round Mt
Tesla
Los Banos
Midway
Diablo Canyon

5
Existing
500 kV
18,640 circuit miles of electric
transmission lines
Electric Transmission
Business Scope
•

Wholesale electric transmission services (construction,
      maintenance)
•

Operation by CA Independent System Operator
Primary Assets
•

$2.3 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•

Federal regulation (FERC)
•

Cost of service ratemaking
•

Revenues vary with system load

6
•  6,138 miles of backbone transportation import capacity
   of 2.0 BCF/day Canadian gas
   1.1 BCF/day Southwest gas

•  Three storage facilities with 42.0 BCF cycle capacity
Malin
, OR
Topock
Burney
Tionesta
Gerber
Delevan
Bethany
Panoche
Kettleman
Kern River Station
Hinkley
C
C
C
C
S
C
S
Los
Medanos
McDonald Island
Milpitas
C
C
C
Antioch
Malin
, OR
Topock
Burney
Tionesta
Gerber
Delevan
Bethany
Panoche
Kettleman
Kern River Station
Hinkley
C
C
C
C
C
C
C
C
S
S
C
C
S
S
Los
Medanos
McDonald Island
Milpitas
C
C
C
C
C
C
Antioch
Natural Gas Transmission
Gas Transmission Business Scope
•

Natural gas transportation, storage, parking and
     lending services
•

Customers: PG&E’s natural gas distribution and
     electric generation businesses, industrial customers, California electric generators, and marketers
Primary Assets
•

$1.5 billion of rate base (2006 wtd. avg.)
Revenues/Margins
•

California state regulation (CPUC)
•

Incentive ratemaking framework (“Gas Accord”)
•

Revenues vary with throughput

7
Helms
Pumped
Storage
Humboldt
Diablo Canyon
Nuclear Plant
Conventional
Hydroelectric facilities
Electric Procurement And Owned Generation
Business Scope
•

Electricity and ancillary services from owned and controlled resources
•

Energy procurement program
Primary Assets
•

Diablo Canyon nuclear power plant (2,240 MW)
•

Largest privately owned hydro system (3,896 MW)
•

$1.8 billion rate base (2006 wtd. avg.)
•

Funded nuclear plant decommissioning trusts of $1.8 billion
Revenues/Margins
•

Cost of service ratemaking for utility-owned generation
•

Pass through of power procurement costs

Agricultural & Other 5%
Industrial 18%
Commercial 40%
Residential 37%

Commercial 12%
Residential 27%
Industrial 61%

8
Gas Customers
(836 Bcf delivered)
Electric Customers
(84,310 GWh delivered)
2006 Customer Profiles - % by Sales

Electric Sales (GWh)
88,000
86,000
84,000
82,000
80,000
2007
2008
2009
2010
2011

9
Electric Sales Outlook
Electric sales growth forecasted to average 1.1% during 2007 -
2011

Gas Sales (MDTh)
750,000
740,000
730,000
720,000
710,000
700,000
2007
2008
2009
2010
2011

10
Gas Sales Outlook
Gas sales growth forecasted to average 1.4% during
2007-2011

Other Power Purchases 7%
Irrigation Districts 6%
QFs/ Renewables 22%
Utility Owned 41%
DWR 24%

11
*Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation Districts, and other sources.
PG&E: Existing Resource Mix
Owned generation

Type           Net Capacity (MW)      Percent
▪

Diablo Canyon                          Nuclear          2,240                           36%
▪

Hydroelectric facilities                Hydro            3,896                           62%
▪

Humboldt                                  Fossil               135                             2%
▪

Total                                                              6,271                          100%
2006 sources of electric energy*

New Build Energy Procurement Cost ($/MWh)

Solar & Emerging
Biomass
Geothermal
Wind
Energy Efficiency
Combustion Turbine
Combined Cycle
0
20
40
60
80
100
120
140
160

12
Comparative Energy Procurement Costs

13
Proceeding	Docket No.	Status
2007 General Rate Case	A.05-12-002	• Final decision on March 15, 2007
2007 Renewable Resources Solicitation (Renewable Portfolio Standards)	R.06-05-027 D.07-02-011	• 2007 RPS solicitation approved • Expect contracts executed by 2007 year end
2006 Long-Term Procurement Plan (Electric resource needs for 2007-2016)	R.06-02-013	• LTPP filed in December 2006 • Final decision expected mid-2007 or later
FERC TO9 (2007 electric transmission rates)	ER06-1325-000	• Settlement filed February 2007 • Final decision expected May 2007
Gas Accord IV (Post-2007 gas transmission and storage rates)	A.07-03-012	• Settlement filed March 15, 2007 • Final decision expected by 2007 year end
Key Regulatory Proceedings

14
2007 General Rate Case Decision
•

Increases 2007 revenues by $213 million (4.5% over 2006 authorized revenues)
•

Provides annual attrition increases of $125 million each year 2008 -
    2010, and a one-time increase of $35 million in 2009 for second Diablo
    Canyon refueling
•

Supports forecasted infrastructure investments for reliability and customer growth
•

No earnings sharing mechanism:  the upside benefits and downside risk of Transformation savings and costs accrue fully to PG&E

Base Revenue Requirement ($MM)

$5,500
$5,000
$4,500
$4,000
213
125
160
90
2006
2007
2008
2009
2010

15
  4,714             4,927             5,052            5,212              5,302
* On August 24, 2006, the CPUC approved a waiver of the 2007 cost of capital filing, maintaining the authorized ROE at 11.35% and the authorized equity at 52% through at least 2007.
2007 GRC: Revenue Requirement

16
•

July 2006 CPUC decision on full deployment issued with full recovery of projected costs
•

Roughly 10 million meters planned to be installed
    by the end of 2011
•

Proven technology to lower meter reading costs, improve outage management, improve demand response
•

Over $900 million in vendor contracts signed
•

Meter installation has begun
PG&E SmartMeterTM Program Investment

17
Due Date	Action Required
1/30/2007	Adopt list of discrete “early action” GHG emission reduction measures to go into effect 1/1/2010
1/1/2009	Adopt “scoping plan” on sources and categories of sources to meet 2020 statewide emissions “cap”
1/1/2011	GHG emission limits and measures go into effect 1/1/2012 and apply to individual sources and categories of sources to achieve 2020 statewide GHG limits
1/1/2011	Air Resources Board may adopt system of “market-based” declining annual aggregate emission limits applicable from 2012 to 12/31/2020
California Greenhouse Gas Reduction Act (AB 32)
•

“1990 levels by 2020” and mandates GHG reductions from multiple sectors
•

Creates path for market-based approach
•

“Safety valve” to balance potential economic impacts
•

Schedule for adopting specific emissions limits:

18
Estimated Average Deferred Tax Balances and Carrying Cost Credit Impacts ($MM)
	2007	2008	2009	2010	2011	2012
Rate Reduction Bond and Energy Recovery Bond Average Deferred Tax Balance	$854	$683	$542	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(50)	$(40)	$(32)	$(23)	$(14)	$(5)
*  Rate Reduction Bonds are fully retired at the end of 2007.
   Estimated carrying cost credits assume a utility equity ratio of 52% and ROE at 11.35%.
Carrying Cost Credit Impacts

19
($MM)	2007	2008	2009	2010	2011	2012
Annual ERB Amortization	$340	$354	$369	$386	$404	$423
End-of-year ERB balance	$1,936	$1,582	$1,213	$827	$423	-
ERB Amortization Schedule

20
	Utility	Holding Company
Credit Facility Size	$2 billion	$200 million
Target Minimum Unused Borrowing Capacity	$800 million	$100 million
Target Cash Balance	$0	$40 million
Liquidity Availability and Targets

21
Credit Profile
•

Current Ratings
▪

Utility issuer rating:  BBB (S&P) and Baa1 (Moody’s)
▪

Utility unsecured debt:  BBB (S&P) and Baa1 (Moody’s)
•

Average Utility Metrics (2007-2011)*
▪

S&P Business Profile Rating:  5
▪

Total Debt to capitalization (EOY):  53.6%
▪

Funds from Operations Cash Interest Coverage:  5.1x
▪

Funds from Operations to Average Total Debt:  22%
*

Metrics include debt equivalents for long-term power purchase contracts

22
*  Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations
2006 EPS - Reg G Reconciliation
2006 EPS on an Earnings from Operations Basis*                                           $2.57
Items Impacting Comparability:

Scheduling Coordinator Cost Recovery                                                      0.21
Environmental Remediation Liability                                                          (0.05)
Recovery of Interest on PX Liability                                                           0.08
Severance Costs                                                                                    (0.05)

2006 EPS on a GAAP Basis                                                                           $2.76

23
EPS Guidance - Reg G Reconciliation
2007

Low           High
EPS Guidance on an Earnings from Operations Basis*               $2.70            $2.80
Estimated Items Impacting Comparability                                     0.00              0.00
EPS Guidance on a GAAP Basis                                               $2.70            $2.80
2008

Low           High
EPS Guidance on an Earnings from Operations Basis*                $2.90            $3.00
Estimated Items Impacting Comparability                                      0.00              0.00
PS Guidance on a GAAP Basis                                                  $2.90            $3.00
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

24
Cash Available For Dividends/Repurchases (After Cap Ex)
- Reg G Reconciliation
2007                                                                                         Low           High
($MM)
Estimated Cash Available for Dividends/Repurchases*                                   $  400                $  550
Estimated Net Cash Used in Investing Activities                                                      3,220                 3,020

Less: Estimated Change in Net Debt and Preferred, and
         Preferred Dividends                                                                             1,080                   980
Estimated Net Cash Provided by Operating Activities                                              $2,540               $2,590
2008                                                                                          Low           High
 Estimated Cash Available for Dividends/Repurchases*                                           $    (50)               $  100
Estimated Net Cash Used in Investing Activities                                                       3,330                 3,130
Less: Estimated Change in Net Debt and Preferred, and
          Preferred Dividends                                                                              (690)                  (590)
Estimated Net Cash Provided by Operating Activities                                              $2,590               $2,640
* Cash available for dividends/repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.

25
* Cash available for dividends/repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.
Cash Available For Dividends/Repurchases (After Cap Ex)
- Reg G Reconciliation
2009                                                                                        Low           High
($MM)
Estimated Cash Available for Dividends/Repurchases*                                           $  250                $  450
Estimated Net Cash Used in Investing Activities                                                     2,640                 2,420
Less: Estimated Change in Net Debt and Preferred, and
         Preferred Dividends                                                                               510                    410
Estimated Net Cash Provided by Operating Activities                                              $2,380               $2,460
2010                                                                           Low           High
Estimated Cash Available for Dividends/Repurchases*                                            $  150                $  400
Estimated Net Cash Used in Investing Activities                                                      3,230                 2,980
Less: Estimated Change in Net Debt and Preferred, and
         Preferred Dividends                                                                           $   590               $   490
Estimated Net Cash Provided by Operating Activities                                              2,790                 2,890

26
Cash Available For Dividends/Repurchase (After Cap Ex) -
Reg G Reconciliation
2011                                                                                         Low           High
($MM)
Estimated Cash Available for Dividends/Repurchases*                                           $  800                $1,100
Estimated Net Cash Used in Investing Activities                                                      2,440                 2,100
Less: Estimated Change in Net Debt and Preferred, and
         Preferred Dividends                                                                                 60                   (100)
Estimated Net Cash Provided by Operating Activities                                              $3,180               $3,300
* Cash available for dividends/repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.